Exhibit 10(g)

First Amendment to the Second Amended and
Restated Loan and Security Agreement

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("First Amendment") is made as of this 8th day of June, 2012, by and among BANK OF AMERICA, N.A., a national banking association ("Bank of America") with an office at 135 South LaSalle Street, 4th Floor, Chicago, Illinois 60603, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Bank of America, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the LENDERS and MFIU, INC., a Delaware corporation ("MFRI"), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation ("Midwesco"), PERMA·PIPE, INC., a Delaware corporation ("Perma-Pipe"), THERMAL CARE, INC., a Delaware corporation ("Thermal Care"), TDC FILTER MANUFACTURING, INC., a Delaware corporation ("TDC"), MIDWESCO MECHANICAL AND ENERGY, INC., a Delaware corporation ("Mechanical") and PERMA-PIPE INTERNATIONAL COMPANY, LLC, a Delaware limited liability company ("Perma-Pipe International") and PERMA-PIPE CANADA, INC., a Delaware corporation ("Perma-Pipe Canada"). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied. MFRI, Midwesco, Perma-Pipe, Thermal Care, TDC, Mechanical, Perma-Pipe International and Perma-Pipe Canada are sometimes hereinafter referred to individually as a "Borrower" and collectively as "Borrowers".

WHEREAS, Borrowers, Agent, and the Lender signatories thereto hereto entered into that certain Second Amended and Restated Loan and Security Agreement dated April 30, 2012 (said Second Amended and Restated Loan and Security Agreement, as amended from time to time, the "Loan Agreement");

NOW, THEREFORE, in consideration of the following term and conditions, the parties agreed as follows:

1.	Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings contained in the Loan Agreement.

2.	Restricted Investment. Subsection 8.2.12 is hereby deleted and the following is inserted in its stead:

"8.2.12 Restricted Investment.
a.Make or have, or permit any Subsidiary of any Borrower to make or have, any Restricted Investment, except that for (w) Restricted Investments existing as of June 1, 2012, (x) Restricted Investments with an amount equal to $50,000 or less (aggregating all related Restricted Investments in determining whether such $50,000 basket is exceeded), (y) such other Restricted Investments made after June 1, 2012 as consented to in writing by Agent and (z) Restricted Investments permitted pursuant to clause (b) below; and

b.Other than with respect to cash investments in Bayou Perma Pipe Canada, Ltd. ("Canadian Joint Venture") existing in the amount of $7,003,757 as of June 1, 2012 and as provided in the next sentence, make or have or permit any Subsidiary of any Borrower to make or have any cash investments in Canadian Joint Venture. Agent and Lenders shall also have been deemed to have consented to MFRI executing a limited guarantee (for an amount not to exceed $3,000,000) in connection with a mortgage loan to Canadian Joint Venture, the proceeds of which shall be used by Canadian Joint Venture for working capital purposes, so long as Agent shall have received substantially final copies of such limited guaranty and the underlying documents and the form and substance of such limited guaranty and underlying documents are acceptable to Agent. MFRI's obligations under such limited guaranty shall not be secured by a Lien on any asset of MFRI or its domestic Subsidiaries."

3.	Existing Mortgages. Agent and Lenders consent to the refinancing of the Existing Mortgage

Exhibit 10(g)

Indebtedness at Borrowers' Lebanon, Tennessee facility so long as (x) the aggregate principal amount of such refinanced Existing Mortgage Indebtedness does not exceed $1,750,000, (y) Borrowers have delivered to Agent all agreements and other documents and instruments evidencing such refinanced Existing Mortgage Indebtedness and the terms and conditions thereof are acceptable to Agent and (z) the proceeds of such refinanced Existing Mortgage Indebtedness are applied to the Obligations as provided in subsection 3.3.2.

4.
Profitability Improvement Plan. In order to induce Agent and Lenders to enter into this First Amendment, Borrowers agree to deliver to Agent a profitability improvement plan for Borrowers' Domestic Filter Business unit, in form and substance reasonably acceptable to Agent on or prior to June 25, 2012.

5.	Conditions Precedent. This First Amendment shall become effective upon receipt by Agent of a fully executed copy of this First Amendment.

6.	Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

7.	Execution in Counterparts. This First Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one Agreement.

8.	Continuing Effect. Except as otherwise provided herein, the Loan Agreement remains in full force and effect.

(Signature Page Follows)

Exhibit 10(g)

(Signature Page to First Amendment to Second
Amended and Restated Loan and Security Agreement)

MFRI, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President and Chief Financial Officer

MIDWESCO FILTER RESOURCES, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

PERMA‑PIPE, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

THERMAL CARE, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

TDC FILTER MANUFACTURING, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

MIDWESCO MECHANICAL AND ENERGY, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

PERMA‑PIPE INTERNATIONAL COMPANY, LLC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

Exhibit 10(g)

PERMA‑PIPE CANADA, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

BANK OF AMERICA, N.A., as Agent and as a Lender By: /s/ Brian Conole
Brian Conole
Senior Vice President